SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           ---------------------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): June 7, 2002


                                ENRON CORP.
             (Exact name of Registrant as specified in charter)

           Oregon                      1-13159                  47-0255140
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
     of incorporation)                                      identification no.)


                Enron Building
               1400 Smith Street
                Houston, Texas                                   77002
   (Address of principal executive offices)                    (Zip Code)


     Registrants' telephone number, including area code: (713) 853-6161

                           ---------------------




Item 5.  Other Events.

         On June 7, 2002, the Company and certain other debtor-in-possession subsidiaries of the Company filed their monthly operating report with the United States Bankruptcy Court for the Southern District of New York. The monthly operating report is attached as an exhibit to this Current Report on Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)      Exhibits.

          99.1     Monthly Operating Report of Enron Corp. et al. for January
                   2002.




                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENRON CORP.


Date:  June 7, 2002                       By:  /s/ Raymond M. Bowen, Jr.
                                              -------------------------------
                                          Name:  Raymond M. Bowen, Jr.
                                          Title: Executive Vice President and
                                                   Chief Financial Officer




                               EXHIBIT INDEX

Exhibit                Description
99.1                   Monthly Operating Report of Enron Corp. et al.
                       for January 2002.





                                                                EXHIBIT 99.1


                       UNITED STATES BANKRUPTCY COURT
                       SOUTHERN DISTRICT OF NEW YORK

                                        Chapter 11
In re: Enron Corp., et al.,
         Debtors                        Case Nos. 01-16033, through
                                        01-16046, 01-16048, 01-16076,
                                        01-16078, 01-16080, 01-16109 through
                                        01-16111, 01-16280, 01-16319,
                                        01-16428 through 01-16431,
                                        01-16467, 01-16483, 02-10007,
                                        02-10038, 02-10059 through 02-10061,
                                        02-10132, 02-10232, 02-10252,
                                        02-10346

                                        (Jointly Administered)

                      MONTHLY OPERATING STATEMENT FOR
                      THE MONTH ENDED JANUARY 31, 2002

DEBTORS' ADDRESS:                   Enron Corp. et al.
                                    1400 Smith Street
                                    Houston, TX 77002

DEBTORS' ATTORNEY:                  Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, NY 10153

REPORT PREPARER:                    Enron Corp. et al.


                  THIS OPERATING STATEMENT MUST BE SIGNED
                     BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE: June 7, 2002                   By: /s/ Raymond M. Bowen, Jr.
                                         ---------------------------------
                                         Name:  Raymond M. Bowen, Jr.
                                         Title: Executive Vice President and
                                                 Chief Financial Officer




                             Explanatory Notes

Basis of Presentation of Monthly Operating Report for January 2002

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through January 2002 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Excludes checks that were written but have not cleared the bank. Beginning balance represents filing date.

Table 2 -- Tax Rollforward (Non-Payroll)

o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued quarterly.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

o Includes all post-petition payables except those related to commodity trading.

Table 4 -- Receivables Aging - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other accounts and notes receivable that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counter party.

Table 7 -- Asset Dispositions

o Includes all asset sales closed during the period, including those made by non-debtor entities. Excludes activity relating to trading contracts.

                                                                    Table 1




                                             Enron Debtors
                                       Cash Activity Rollforward
                                  For the Month Ended January 31, 2002
                                             (In Millions)

                                                                     Beginning        3rd Party         3rd Party
Debtor Company                                 Case No.                Cash           Receipts        Disbursements
-------------------------------------------------------------------------------------------------------------------

Enron Metals & Commodity Corp.                 01-16033              $    1           $    16          $   (26)
Enron Corp.                                    01-16034                 352                21              (40)
Enron North America Corp.                      01-16035                  47                72              (20)
Enron Power Marketing, Inc.                    01-16036                   -                72              (50)
PBOG Corp.                                     01-16037                   -                 -                -
Smith Street Land Company                      01-16038                   -                 -                -
Enron Broadband Services, Inc.                 01-16039                   3                 -               (2)
Enron Energy Services Operations, Inc.         01-16040                   4                 5              (14)
Enron Energy Marketing Corp.                   01-16041                   8                21               (5)
Enron Energy Services, Inc.                    01-16042                  24                69              (57)
Enron Energy Services, LLC                     01-16043                   -                 -                -
Enron Transportation Services Company          01-16044                   -                 -                -
BAM Leasing Company                            01-16045                   -                 -                -
ENA Asset Holdings, L.P.                       01-16046                   1                 -                -
Enron Gas Liquids, Inc.                        01-16048                   2                10               (2)
Enron Global Markets LLC                       01-16076                   -                 -               (2)
Enron Net Works L.L.C.                         01-16078                   -                 -               (9)
Enron Industrial Markets LLC                   01-16080                   -                 -               (1)
Operational Energy Corp.                       01-16109                   -                 -                -
Enron Engineering & Construction Co.           01-16110                   4                 -               (1)
Enron Engineering & Operational
  Services Co.                                 01-16111                   -                 -                -
Garden State Paper Company LLC                 01-16280                   -                 -                -
Palm Beach Development Company, L.L.C.         01-16319                   -                 -                -
Tenant Services, Inc.                          01-16428                   5                 2                -
Enron Energy Information
  Solutions, Inc.                              01-16429                   -                 -                -
EESO Merchant Investments, Inc.                01-16430                   -                 -                -
Enron Federal Solutions, Inc.                  01-16431                   -                 -                -
Enron Freight Markets Corp.                    01-16467                   1                 -               (1)
Enron Broadband Services, L.P.                 01-16483                   -                 -                -
Enron Energy Services North America, Inc.      02-10007                   -                 2               (1)
Enron LNG Marketing LLC                        02-10038                   -                 -                -
Calypso Pipeline, LLC                          02-10059                   -                 -                -
Enron Global LNG LLC                           02-10060                   -                 -                -
Enron International Fuel Management Company    02-10061                   -                 -                -
Enron Natural Gas Marketing Corp               02-10132                   -                 -                -
ENA Upstream Company LLC                       02-10232                   -                 -                -
Enron Liquid Fuels, Inc.                       02-10252                   -                 5                -
Enron LNG Shipping Company                     02-10346                   -                 -                -
                                                                     ----------------------------------------------

Combined Debtor Entities                                             $  452           $   295            $(231)
                                                                     ==============================================




Table 1 continued next page


                                             Enron Debtors
                                       Cash Activity Rollforward
                                  For the Month Ended January 31, 2002
                                             (In Millions)

                                                                        Net            Ending
Debtor Company                                 Case No.            Intercompany        Balance
-------------------------------------------------------------------------------------------------

Enron Metals & Commodity Corp.                 01-16033              $    9           $     -
Enron Corp.                                    01-16034                 121               454
Enron North America Corp.                      01-16035                 (92)                7
Enron Power Marketing, Inc.                    01-16036                 (22)                -
PBOG Corp.                                     01-16037                   -                 -
Smith Street Land Company                      01-16038                   -                 -
Enron Broadband Services, Inc.                 01-16039                  (1)                -
Enron Energy Services Operations, Inc.         01-16040                   5                 -
Enron Energy Marketing Corp.                   01-16041                 (23)                1
Enron Energy Services, Inc.                    01-16042                 (34)                2
Enron Energy Services, LLC                     01-16043                   -                 -
Enron Transportation Services Company          01-16044                   -                 -
BAM Leasing Company                            01-16045                   -                 -
ENA Asset Holdings, L.P.                       01-16046                   -                 1
Enron Gas Liquids, Inc.                        01-16048                 (10)                -
Enron Global Markets LLC                       01-16076                   2                 -
Enron Net Works L.L.C.                         01-16078                   9                 -
Enron Industrial Markets LLC                   01-16080                   1                 -
Operational Energy Corp.                       01-16109                   -                 -
Enron Engineering & Construction Co.           01-16110                   1                 4
Enron Engineering & Operational
  Services Co.                                 01-16111                   -                 -
Garden State Paper Company LLC                 01-16280                   -                 -
Palm Beach Development Company, L.L.C.         01-16319                   -                 -
Tenant Services, Inc.                          01-16428                   -                 7
Enron Energy Information
  Solutions, Inc.                              01-16429                   -                 -
EESO Merchant Investments, Inc.                01-16430                   -                 -
Enron Federal Solutions, Inc.                  01-16431                   -                 -
Enron Freight Markets Corp.                    01-16467                   -                 -
Enron Broadband Services, L.P.                 01-16483                   -                 -
Enron Energy Services North America, Inc.      02-10007                  (1)                -
Enron LNG Marketing LLC                        02-10038                   -                 -
Calypso Pipeline, LLC                          02-10059                   -                 -
Enron Global LNG LLC                           02-10060                   -                 -
Enron International Fuel Management Company    02-10061                   -                 -
Enron Natural Gas Marketing Corp               02-10132                   -                 -
ENA Upstream Company LLC                       02-10232                   -                 -
Enron Liquid Fuels, Inc.                       02-10252                  (5)                -
Enron LNG Shipping Company                     02-10346                   -                 -
                                                                     ----------------------------
Combined Debtor Entities                                             $  (40)          $   476
                                                                     ============================




                                                                       Continued from previous page


                                                                                                  Table 2
                                             Enron Debtors
                                     Tax Rollforward (Non-Payroll)
                                  For the Month Ended January 31, 2002
                                             (In Millions)


                                                        Beginning                                      (Payments)/      Ending
Debtor Company                          Case No.         Balance       Accruals     Intercompany         Refunds        Balance
---------------------------------------------------------------------------------------------------------------------------------

Enron Metals & Commodity Corp.          01-16033        $    1         $    -          $      -       $      -         $       1
Enron Corp.                             01-16034           (55)            (1)                -              1               (55)
Enron North America Corp.               01-16035            24              -                 -              -                24
Enron Power Marketing, Inc.             01-16036             1              2                 -              -                 3
PBOG Corp.                              01-16037             -              -                 -              -                 -
Smith Street Land Company               01-16038             1              -                 -              -                 1
Enron Broadband Services, Inc.          01-16039             -              -                 -              -                 -
Enron Energy Services
  Operations, Inc.                      01-16040            (1)             -                 -              -                (1)
Enron Energy Marketing Corp.            01-16041            (1)             -                 -              -                (1)
Enron Energy Services, Inc.             01-16042            13              2                 -             (2)               13
Enron Energy Services, LLC              01-16043             -              -                 -              -                 -
Enron Transportation
  Services Company                      01-16044             -              -                 -              -                 -
BAM Leasing Company                     01-16045             -              -                 -              -                 -
ENA Asset Holdings, L.P.                01-16046             -              -                 -              -                 -
Enron Gas Liquids, Inc.                 01-16048            (1)             -                 -              -                (1)
Enron Global Markets LLC                01-16076             1              -                 -              -                 1
Enron Net Works L.L.C.                  01-16078             1              -                 -              -                 1
Enron Industrial Markets LLC            01-16080             -              -                 -              -                 -
Operational Energy Corp.                01-16109             -              -                 -              -                 -
Enron Engineering &
  Construction Co.                      01-16110             -              -                 -              -                 -
Enron Engineering &
  Operational Services Co.              01-16111             -              -                 -              -                 -
Garden State Paper Company LLC          01-16280             2              -                 -              -                 2
Palm Beach Development
  Company, L.L.C.                       01-16319             -              -                 -              -                 -
Tenant Services, Inc.                   01-16428             -              -                 -              -                 -
Enron Energy Information
  Solutions, Inc.                       01-16429             -              -                 -              -                 -
EESO Merchant Investments, Inc.         01-16430             -              -                 -              -                 -
Enron Federal Solutions, Inc.           01-16431             -              -                 -              -                 -
Enron Freight Markets Corp.             01-16467             -              -                 -              -                 -
Enron Broadband Services, L.P.          01-16483             -              -                 -              -                 -
Enron Energy Services North
  America, Inc.                         02-10007             1              -                 -              -                 1
Enron LNG Marketing LLC                 02-10038             -              -                 -              -                 -
Calypso Pipeline, LLC                   02-10059             -              -                 -              -                 -
Enron Global LNG LLC                    02-10060             -              -                 -              -                 -
Enron International Fuel
  Management Company                    02-10061             -              -                 -              -                 -
Enron Natural Gas Marketing Corp        02-10132             3              -                 -              -                 3
ENA Upstream Company LLC                02-10232             -              -                 -              -                 -
Enron Liquid Fuels, Inc.                02-10252            (1)             -                 -              -                (1)
Enron LNG Shipping Company              02-10346             -              -                 -              -                 -
                                                       ---------------------------------------------------------------------------
Combined Debtor Entities                                $  (11)        $    3            $    0         $   (1)           $   (9)
                                                       ===========================================================================


                                                                                                 Table 3

                                             Enron Debtors
                              Post-Petition Payables Aging - Non-Commodity
                                         As of January 31, 2002
                                             (In Millions)


                                                                          Current
Debtor Company                                 Case No.                    1-30                  31-60                 Total
--------------------------------------------------------------------------------------------------------------------------------

Enron Metals & Commodity Corp.                 01-16033                    $   -                $   -                  $  -
Enron Corp.                                    01-16034                        -                   24                    24
Enron North America Corp.                      01-16035                        -                    -                     -
Enron Power Marketing, Inc.                    01-16036                        1                    -                     1
PBOG Corp.                                     01-16037                        -                    -                     -
Smith Street Land Company                      01-16038                        -                    -                     -
Enron Broadband Services, Inc.                 01-16039                        -                    -                     -
Enron Energy Services Operations, Inc.         01-16040                        -                    -                     -
Enron Energy Marketing Corp.                   01-16041                        -                    -                     -
Enron Energy Services, Inc.                    01-16042                        -                    -                     -
Enron Energy Services, LLC                     01-16043                        -                    -                     -
Enron Transportation Services Company          01-16044                        -                    -                     -
BAM Leasing Company                            01-16045                        -                    -                     -
ENA Asset Holdings, L.P.                       01-16046                        -                    -                     -
Enron Gas Liquids, Inc.                        01-16048                        -                    -                     -
Enron Global Markets LLC                       01-16076                        -                    -                     -
Enron Net Works L.L.C.                         01-16078                        5                    -                     5
Enron Industrial Markets LLC                   01-16080                        -                    -                     -
Operational Energy Corp.                       01-16109                        -                    -                     -
Enron Engineering & Construction Co.           01-16110                        -                    4                     4
Enron Engineering & Operational
  Services Co.                                 01-16111                        -                    -                     -
Garden State Paper Company LLC                 01-16280                        -                    -                     -
Palm Beach Development Company, L.L.C.         01-16319                        -                    -                     -
Tenant Services, Inc.                          01-16428                        -                    -                     -
Enron Energy Information
  Solutions, Inc.                              01-16429                        -                    -                     -
EESO Merchant Investments, Inc.                01-16430                        -                    -                     -
Enron Federal Solutions, Inc.                  01-16431                        -                    -                     -
Enron Freight Markets Corp.                    01-16467                        -                    -                     -
Enron Broadband Services, L.P.                 01-16483                        -                    -                     -
Enron Energy Services North America, Inc.      02-10007                        -                    1                     1
Enron LNG Marketing LLC                        02-10038                        -                    -                     -
Calypso Pipeline, LLC                          02-10059                        -                    -                     -
Enron Global LNG LLC                           02-10060                        -                    -                     -
Enron International Fuel Management Company    02-10061                        -                    -                     -
Enron Natural Gas Marketing Corp.              02-10132                        -                   15                    15
ENA Upstream Company LLC                       02-10232                        -                    -                     -
Enron Liquid Fuels, Inc.                       02-10252                        -                    -                     -
Enron LNG Shipping Company                     02-10346                        -                    -                     -
                                                                           -----------------------------------------------------
Combined Debtor Entities                                                   $   6               $   44                   $50
                                                                           =====================================================



                                                                                                 Table 4
                                             Enron Debtors
                                   Receivables Aging - Non-Commodity
                                         As of January 31, 2002
                                             (In Millions)


                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
------------------------------------------------------------------------------------------------------------------------------

Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -     $    2    $     2
Enron Corp.                                    01-16034             4         11       180        135          -        330
Enron North America Corp.                      01-16035            23        (39)       19         32          -         35
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          1         -         17        205        223
Enron Energy Services Operations, Inc.         01-16040             -          -         -          -         (2)        (2)
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -         19         19
Enron Energy Services, LLC                     01-16043             -          -         -          -          4          4
Enron Transportation Services Company          01-16044             -          -         -          -          1          1
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -         41         -          -          -         41
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             -          -         -          1          2          3
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          1          -          1
Enron Engineering & Construction Co.           01-16110             1          -         -          4          -          5
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -          7          7
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          1          -          1
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          5          5
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         1          2          -          3
Enron Energy Services North America, Inc.      02-10007             -          1         1          9         (2)         9
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
                                                               ------------------------------------------------------------
Combined Debtor Entities                                          $28      $  15      $201       $  202     $241       $687
                                                               ============================================================



                                                                                                 Table 5
                                             Enron Debtors
                                Receivables Rollforward - Non-Commodity
                                  For the Month Ended January 31, 2002
                                             (In Millions)


                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
--------------------------------------------------------------------------------------------------------------------------------

Enron Metals & Commodity Corp.                 01-16033         $   2        $   -        $   -      $      -           $    2
Enron Corp.                                    01-16034           190           11          (18)           147             330
Enron North America Corp.                      01-16035            36            2            -             (3)             35
Enron Power Marketing, Inc.                    01-16036            (2)           -            -              2               -
PBOG Corp.                                     01-16037             -            -            -              -               -
Smith Street Land Company                      01-16038             -            -            -              -               -
Enron Broadband Services, Inc.                 01-16039             3            -            -            220             223
Enron Energy Services Operations, Inc.         01-16040            (7)           -            -              5              (2)
Enron Energy Marketing Corp.                   01-16041             -            -            -              -               -
Enron Energy Services, Inc.                    01-16042            19            -            -              -              19
Enron Energy Services, LLC                     01-16043             4            -            -              -               4
Enron Transportation Services Company          01-16044             1            -            -              -               1
BAM Leasing Company                            01-16045             -            -            -              -               -
ENA Asset Holdings, L.P.                       01-16046            41            -            -              -              41
Enron Gas Liquids, Inc.                        01-16048             -            -            -              -               -
Enron Global Markets LLC                       01-16076             -            -            -              -               -
Enron Net Works L.L.C.                         01-16078             2            -            -              1               3
Enron Industrial Markets LLC                   01-16080             -            -            -              -               -
Operational Energy Corp.                       01-16109             1            -            -              -               1
Enron Engineering & Construction Co.           01-16110             5            -            -              -               5
Enron Engineering & Operational
 Services Co.                                  01-16111             -            -            -              -               -
Garden State Paper Company LLC                 01-16280             8            -            -             (1)              7
Palm Beach Development Company, L.L.C.         01-16319             -            -            -              -               -
Tenant Services, Inc.                          01-16428             -            -            -              -               -
Enron Energy Information
 Solutions, Inc.                               01-16429             -            -            -              1               1
EESO Merchant Investments, Inc.                01-16430             -            -            -              -               -
Enron Federal Solutions, Inc.                  01-16431             5            -            -              -               5
Enron Freight Markets Corp.                    01-16467             -            -            -              -               -
Enron Broadband Services, L.P.                 01-16483             -            2            -              1               3
Enron Energy Services North America, Inc.      02-10007            11            -           (2)             -               9
Enron LNG Marketing LLC                        02-10038             -            -            -              -               -
Calypso Pipeline, LLC                          02-10059             -            -            -              -               -
Enron Global LNG LLC                           02-10060             -            -            -              -               -
Enron International Fuel Management Company    02-10061             -            -            -              -               -
Enron Natural Gas Marketing Corp.              02-10132             -            -            -              -               -
ENA Upstream Company LLC                       02-10232             -            -            -              -               -
Enron Liquid Fuels, Inc.                       02-10252             -            -            -              -               -
Enron LNG Shipping Company                     02-10346             -            -            -              -               -
                                                                -----------------------------------------------------------------
Combined Debtor Entities                                        $ 319        $  15        $ (20)          $  373         $ 687
                                                                =================================================================


                                                                                                 Table 6
                                             Enron Debtors
                                   Commodity Receivables and Payables
                                         As of January 31, 2002
                                             (In Millions)


Debtor Company                                 Case No.               Receivables            Payables
----------------------------------------------------------------------------------------------------------

Enron Metals & Commodity Corp.                 01-16033                  $    34               $   12
Enron Corp.                                    01-16034                        -                    -
Enron North America Corp.                      01-16035                    2,751                3,298
Enron Power Marketing, Inc.                    01-16036                      460                  648
PBOG Corp.                                     01-16037                        -                    -
Smith Street Land Company                      01-16038                        -                    -
Enron Broadband Services, Inc.                 01-16039                        -                    -
Enron Energy Services Operations, Inc.         01-16040                      161                  147
Enron Energy Marketing Corp.                   01-16041                      218                   32
Enron Energy Services, Inc.                    01-16042                      716                  206
Enron Energy Services, LLC                     01-16043                        -                    -
Enron Transportation Services Company          01-16044                        -                    -
BAM Leasing Company                            01-16045                        -                    -
ENA Asset Holdings, L.P.                       01-16046                        -                    -
Enron Gas Liquids, Inc.                        01-16048                       29                   45
Enron Global Markets LLC                       01-16076                        -                    -
Enron Net Works L.L.C.                         01-16078                        -                    -
Enron Industrial Markets LLC                   01-16080                        -                    -
Operational Energy Corp.                       01-16109                        -                    -
Enron Engineering & Construction Co.           01-16110                        -                    -
Enron Engineering & Operational
  Services Co.                                 01-16111                        -                    -
Garden State Paper Company LLC                 01-16280                        -                    1
Palm Beach Development Company, L.L.C.         01-16319                        -                    -
Tenant Services, Inc.                          01-16428                       (6)                  22
Enron Energy Information
  Solutions, Inc.                              01-16429                        -                    -
EESO Merchant Investments, Inc.                01-16430                        -                    -
Enron Federal Solutions, Inc.                  01-16431                        -                    -
Enron Freight Markets Corp.                    01-16467                        6                    4
Enron Broadband Services, L.P.                 01-16483                        -                    -
Enron Energy Services North America, Inc.      02-10007                        -                    -
Enron LNG Marketing LLC                        02-10038                        -                    -
Calypso Pipeline, LLC                          02-10059                        -                    -
Enron Global LNG LLC                           02-10060                        -                    -
Enron International Fuel Management Company    02-10061                        -                    -
Enron Natural Gas Marketing Corp.              02-10132                        -                    -
ENA Upstream Company LLC                       02-10232                       31                   76
Enron Liquid Fuels, Inc.                       02-10252                       21                   26
Enron LNG Shipping Company                     02-10346                        2                    -
                                                                        -----------------------------
Combined Debtor Entities                                                 $ 4,423               $4,517
                                                                        =============================


                                                                                                 Table 7

                                             Enron Entities
                                           Asset Dispositions
                                  For the Month Ended January 31, 2002
                                             (In Millions)


                                                                              Asset                     Book
Company                                Date Closed                         Description                  Value          Proceeds
---------------------------------------------------------------------------------------------------------------------------------

Debtor Companies

None



Non-Debtor Companies

CGNN Holding Company, Inc.              01/31/2002            Membership interest in MCTJ
                                                              Holdings LLC, indirect parent
                                                              of Northern Natural Gas Company         $ (569)             $62
